PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® International Emerging Markets Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2011, as supplemented to date

October 16, 2012

Dear Investor,

The purpose of this supplement is to update information regarding PACE International Emerging Markets Equity Investments ("International Emerging Markets Equity Investments") (the "fund"), a separate series of PACE Select Advisors Trust (the "Trust"). This supplement updates information regarding the fund's investment advisory arrangements. At the recommendation of UBS Global AM, the Trust's Board has appointed Lee Munder Capital Group, LLC ("Lee Munder") to serve as a new, additional investment advisor to the fund. Lee Munder is assuming investment advisory responsibility with respect to a portion of the fund's portfolio effective on October 16, 2012. In addition, at the recommendation of UBS Global AM, the Trust's Board has terminated Delaware Management Company and Pzena Investment Management, LLC as sub-advisors to the fund, effective as of the close of business on October 15, 2012. Mondrian Investment Partners Limited and William Blair & Company L.L.C., the fund's current investment advisors, will continue to serve as the fund's investment advisors. The changes are described in greater detail below.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Management process" beginning on page 53 of the Multi-Class Prospectus and page 52 of the Class P Prospectus is revised by replacing the second sentence of the first full paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("Lee Munder") currently serve as the fund's investment advisors.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Management process" beginning on page 53 of the Multi-Class Prospectus and page 52 of the Class P Prospectus is revised by deleting the fourth and fifth paragraphs of that section in their entirety and inserting the following as the final paragraph of that section:

Lee Munder uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and Lee Munder believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. Lee Munder's stock selection model groups

ZS-596

factors used to select investments into three major categories: market dynamics, value and quality. Market dynamic factors are designed to exploit short term trends as Lee Munder believes investors under-react to certain developments in the short term; value factors are intended to capture mean reversion (i.e., a return to the average) as investors tend to overreact to certain developments in the longer term; and quality factors incorporate information about the quality of earnings that investors tend to overlook.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Management risk" on page 55 of the Multi-Class Prospectus and page 53 of the Class P Prospectus is revised by inserting the following as the final sentences of that section:

An investment advisor for the fund employs a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, software issues, or other types of errors). There is no guarantee that the investment advisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Principal risks" beginning on page 54 of the Multi-Class Prospectus and page 52 of the Class P Prospectus is revised by inserting the following as the final paragraph of that section:

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Risk/return bar chart and table" beginning on page 55 of the Multi-Class Prospectus and page 54 of the Class P Prospectus is revised by deleting the seventh sentence of that paragraph in its entirety and by adding the following sentence before the final sentence of that paragraph:

Lee Munder assumed day-to-day management of a separate portion of the fund's assets on October 16, 2012.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Investment manager and advisors" on page 56 of the Multi-Class Prospectus and page 54 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, William Blair and Lee Munder serve as the fund's investment advisors.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 56 of the Multi-Class Prospectus and page 54 of the Class P Prospectus is revised by deleting the third and fourth bullet points in their entirety and inserting the following as the final bullet point of that section:

•  Lee Munder—Gordon Johnson, Lead Portfolio Manager, Shannon Ericson and Vikram Srimurthy, Portfolio Managers and Analysts, have been portfolio managers of the fund since October 2012.

The section captioned "More information about the funds—PACE International Emerging Markets Equity Investments" and sub-headed "Management process" beginning on page 87 of the Multi-Class Prospectus and page 89 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("Lee Munder") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

The section captioned "More information about the funds—PACE International Emerging Markets Equity Investments" and sub-headed "Management process" beginning on page 87 of the Multi-Class Prospectus and page 89 of the Class P Prospectus is revised by deleting the fifth through ninth paragraphs in their entirety and inserting the following as the final paragraph of that section:

In managing its segment of the fund's assets, Lee Munder uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and Lee Munder believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. Lee Munder's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality. Market dynamic factors are designed to exploit short term trends as Lee Munder believes investors under-react to certain developments in the short term; value factors are intended to capture mean reversion (i.e., a return to the average) as investors tend to overreact to certain developments in the longer term; and quality factors incorporate information about the quality of earnings that investors tend to overlook. Lee Munder's team constructs its portion of the fund's portfolio one stock at a time in order to select those stocks that offer the best exposure to certain return and risk factors. This approach also allows Lee Munder to specifically adapt to market conditions and lessen or accentuate certain factors in the model to capture opportunities or reduce downside risk. Lee Munder continuously monitors the stocks held in the portfolio and sells any stock with a relatively low ranking relative to its peers in accordance with the model. Lee Munder utilizes the proceeds to purchase stocks with a relatively higher ranking by the model.

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-headed "Additional information about principal risks" beginning on page 95 of the Multi-Class Prospectus and page 98 of the Class P Prospectuses is revised by inserting an "X" in the row labeled "Limited capitalization risk" in the PACE International Emerging Markets Equity Investments column.

The section captioned "Additional information about investment objectives, principal risks and investment strategies—Additional information about principal risks" and sub-headed "Management risk" on page 98 of the Multi-Class Prospectus and page 102 of the Class P Prospectuses is revised by inserting the following as the final paragraph of that section:

An investment advisor for PACE International Emerging Markets Equity Investments employs a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, software issues, or other types of errors).

There is no guarantee that the investment advisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE International Emerging Markets Equity Investments" beginning on page 125 of the Multi-Class Prospectus and page 123 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("Lee Munder") serve as investment advisors for PACE International Emerging Markets Equity Investments.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE International Emerging Markets Equity Investments" beginning on page 125 of the Multi-Class Prospectus and page 123 of the Class P Prospectus is revised by replacing the final six paragraphs of that section in their entirety with the following:

Lee Munder, an SEC registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, was founded in 2000. In 2009, Lee Munder became an affiliate of Convergent Capital Management LLC, which acquired a majority ownership stake in the firm. As of June 30, 2012, LMCG managed and advised assets of approximately $5.2 billion.

Gordon Johnson is the lead portfolio manager for the Lee Munder Emerging Markets strategy. Prior to joining Lee Munder in August 2006, Mr. Johnson spent six years at Evergreen Investments, where he served as senior portfolio manager and Senior Vice President/Director for the firm's Global Structured Products group. Prior to joining Evergreen, Mr. Johnson spent seven years at Colonial Management, where he served as portfolio manager for a quantitative/fundamentally managed global mid-cap balanced fund and was Director and Vice President of Quantitative Research. Mr. Johnson has also held teaching positions at the University of Massachusetts and California State University.

Shannon Ericson is a portfolio manager and analyst for the Lee Munder Emerging Markets strategy. Prior to joining Lee Munder in August 2006, Ms. Ericson spent six years at Evergreen Investments Group, where she served as Vice President, Quantitative Equities Analyst for the firm's Global Structural Products group. Ms. Ericson had previously spent six years at Independence International Associates, Inc., where she served as Vice President, Quantitative International Equities, and four years at Mellon Trust Company.

Vikram Srimurthy is a portfolio manager and analyst for the Lee Munder Emerging Markets strategy. Prior to joining the firm in August 2006, Mr. Srimurthy spent six years at Evergreen Investments, where he served as Vice President for the firm's Global Structured Products group and was primarily responsible for quantitative research and developing custom portfolio construction tools.

The section captioned "The funds and their investment policies" and sub-headed "PACE International Emerging Markets Equity Investments" beginning on page 13 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("Lee Munder") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "PACE International Emerging Markets Equity Investments" on page 101 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("Lee Munder"), UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.65% of the fund's average daily net assets for the first $150 million, 0.55% of the fund's average daily net assets for the next $100 million and 0.50% of the fund's average daily net assets over $250 million that it manages; William Blair a fee in the annual amount of 0.60% of the fund's average daily net assets for the first $100 million and 0.55% of the fund's average daily net assets over $100 million that it manages; and Lee Munder a fee in the annual amount of 0.15% of the fund's average daily net assets that it manages. For the fiscal years ended July 31, 2011, July 31, 2010, and July 31, 2009, UBS Global AM paid or accrued investment advisory fees to Mondrian, Gartmore Global Partners (an investment advisor of the fund until March 2011), William Blair, Delaware Management Company (an investment advisor of the fund until October 15, 2012) and Pzena Investment Management, LLC (an investment advisor of the fund until October 15, 2012) of $1,794,271, $1,597,649 and $1,324,634, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

The section captioned "Investment advisory arrangements" and sub-headed "PACE International Emerging Markets Equity Investments" on page 101 of the SAI is revised by replacing the final two paragraphs of that section in their entirety with the following:

Lee Munder Capital Group, LLC is a board managed LLC, the majority of which is owned by Convergent Capital Management ("CCM"), the investment firm holding company of City National Bank, NA. In addition to CCM, the firm's founder, Lee P. Munder, is a significant owner and a control person. Lee Munder's employees own the remaining interest in the firm.

In the section captioned "Proxy voting policies and procedures", the heading "PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair & Company, L.L.C., Delaware Management Company and Pzena Investment Management, LLC" on page 142 of the SAI is replaced with the following:

PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair & Company, L.L.C. and Lee Munder Capital Group, LLC

The section captioned "PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair & Company, L.L.C., Delaware Management Company and Pzena Investment Management, LLC" beginning on page 142 of the SAI is revised by replacing the final two paragraphs of that section in their entirety with the following:

Lee Munder Capital Group, LLC. Lee Munder recognizes that many decisions regarding proxy voting may affect the value of a client's account and therefore should be based on careful consideration. The following proxy voting policy sets forth the firm's general principles and its process for voting on securities held in client accounts where Lee Munder has discretion to vote proxies. Lee Munder's authority to vote the proxies of its clients is established by its advisory contracts or comparable documents. In addition to SEC requirements governing advisers, Lee Munder's proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

•  As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. Lee Munder should vote on proxy questions with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

•  Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

•  It is Lee Munder's general policy that when it is given authority to vote proxies for a client's account, the firm must be authorized to vote all proxies for the account in its discretion. Lee Munder does not generally accept partial voting authority or instructions from clients on how to vote on specific issues. Certain clients may direct Lee Munder to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case we will not have voting discretion but will vote in accordance with a client's direction. Lee Munder's clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

Lee Munder maintains a set of proxy voting guidelines that describe in greater detail how it will generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which Lee Munder make most of its proxy voting decisions. Lee Munder recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and where Lee Munder has material business relationships, material personal or family relationships, or in the event that Lee Munder holds a security issued by a client in client portfolios. To address these potential conflicts, Lee Munder has established a Proxy Voting Committee ("Proxy Committee"). The Proxy Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients or securities that may pose a potential conflict. The Proxy Committee will meet to decide how to vote the proxy of any security with respect to which Lee Munder has identified a potential conflict.

The section captioned "Portfolio managers" and sub-headed "PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair & Company, L.L.C., Delaware Management Company and Pzena Investment Management, LLC" on page 187 of the SAI is replaced with the following:

PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair & Company, L.L.C. and Lee Munder Capital Group, LLC

The section captioned "Portfolio managers" and sub-headed "PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair & Company, L.L.C., Delaware Management Company and Pzena Investment Management, LLC" beginning on page 187 of the SAI is revised by replacing the headings sub-captioned "Delaware Management Company" and "Pzena Investment Management, LLC" in their entirety with the following:

Lee Munder Capital Group, LLC.

Gordon Johnson, Shannon Ericson and Vikram Srimurthy are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Lee Munder. The following tables provide information relating to other accounts managed by Gordon Johnson, Shannon Ericson and Vikram Srimurthy as of August 31, 2012.

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Lee Munder's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds and accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Lee Munder has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by Lee Munder personnel for their own accounts potentially could conflict with the interest of clients. Lee Munder has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Compensation. Portfolio managers at Lee Munder are compensated through a combination of base salary and incentive bonus. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to a benchmark, with greater weight given to longer-term comparisons. Incentive bonuses are not calculated on specific client or specific fund assets.

Ownership of fund shares. As of August 31, 2012, none of the portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.